STRUCTURED MORTGAGE TRUST 1997-1

                              Collateralized Notes



                             NOTE PURCHASE AGREEMENT



                                                                  March 26, 1997

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Dear Sirs:

                  1. Introductory. Structured Mortgage Trust 1997-1, a Delaware business trust (the "Issuer"), proposes, subject to the terms and conditions stated herein, to sell to Bear, Stearns & Co. Inc., as initial purchaser (the "Initial Purchaser"), approximately $199,893,850 aggregate principal amount of Collateralized Notes (the "Notes") in the classes listed on Annex I attached hereto (each a "Class"). The Notes will be issued pursuant to an Indenture to be dated as of March 27, 1997 (the "Indenture") by and between the Issuer and State Street Bank and Trust Company, a Massachusetts banking corporation, as Trustee (the "Trustee"). The Notes will be secured by and interest and principal of the Notes will be paid out of the cash flow (commencing with the March 1997 payments) from certain subordinated mortgage-backed securities as set forth on Exhibit A attached hereto (the "Collateral"). The Collateral will be transferred from Asset Investors Corporation, a Maryland corporation (the "Company"), to Asset Investors Secured Financing Corporation, a Delaware corporation organized by the Company as a special purpose entity (the "SPE"), pursuant to a Pooled Certificate Transfer Agreement to be dated as of March 26, 1997 (the "AIC/SPE Transfer Agreement") and from the SPE to the Issuer pursuant to the Trust Agreement referred to below and subsequently, pursuant to the Indenture, pledged by the Issuer to the Trustee to hold on behalf of the holders of the Notes, as described in the Memoranda (as defined below).

                  The  Issuer  has  been  established   pursuant  to  the  Trust
Agreement (the "Trust  Agreement") dated as of March 26, 1997 among the Company,


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the SPE and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

                  In connection with the sale of the Notes, the Company and the Issuer are preparing, in consultation with the Initial Purchaser, upon execution of this Agreement, a confidential offering memorandum (the "Memorandum"), describing, among other things, the Notes. Such Memorandum, including any revisions, amendments or supplements thereto and any accompanying exhibits, are herein referred to as the "Memoranda."

                  Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Indenture.

                  2. Representations, Warranties and Agreements of the Company and the SPE. The Company and the SPE represent and warrant jointly and severally to and agree with the Initial Purchaser that:

                  (a) The Company and the SPE have been duly organized and are validly existing and in good standing under the laws of the respective states of their organization and the Issuer is validly existing as a business trust under the Laws of the State of Delaware, in each case with the power and authority to own its respective assets and to conduct its respective business as such assets and as such business are presently owned or conducted, and each of the Company, the SPE and the Issuer, as the case may be, has or on or before the Closing Date will have the power and authority to enter into and perform its obligations under this Agreement, and those of the AIC/SPE Transfer Agreement, the Trust Agreement and the Indenture (collectively, the "Transaction Documents") to which it is a party.

                  (b) The Company is duly qualified to do business as a foreign corporation, in good standing, and has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would have a potential adverse effect on the Company's ability to perform its obligations hereunder, under the Transaction Documents to which it is a party or under the Special Servicing and Collateral Fund Agreements which relate to the Collateral and to which it is a party as identified on Exhibit B (the "Special Servicing Agreements").

                  (c) The Company, the SPE and the Issuer have the power, authority and legal right to execute and deliver each of the Transaction Documents to which it is a party and to carry out its terms; and the execution,


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delivery, and performance of such Transaction Documents and all of the documents required pursuant thereto have been duly authorized by the Company, the SPE or the Issuer, as applicable, by all necessary action.

                  (d) This Agreement has been duly and validly executed and delivered by the Company, the SPE and the Issuer and, as of the Closing Date, the Transaction Documents, when delivered by the Company, the SPE and/or the Issuer, as applicable, will have been duly and validly executed and delivered by the Company, the SPE and/or the Issuer, as applicable, and in each case constitute or will constitute legal, valid and binding agreements of the Company, the SPE and/or the Issuer, as applicable, enforceable against the Company, the SPE and/or the Issuer, as applicable, in accordance with their terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law) and subject, in the case of this Agreement, to public policy constraints regarding indemnification.

                  (e) The Notes have been duly and validly authorized by all required action of the Issuer and, assuming due execution, authentication and delivery by the Trustee in accordance with the Indenture, will be validly issued and outstanding and will be enforceable in accordance with their terms and entitled to the benefits and security provided by the Indenture subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law). The Notes will be in all material respects in the form contemplated by the Indenture. The information with respect to the Collateral set forth on Exhibit A attached hereto is true and correct.

                  (f) Neither the execution, sale and delivery of the Notes, nor the execution, delivery and performance of the Company's, the SPE's and/or the Issuer's obligations under the Transaction Documents or the Notes nor the consummation of any transactions contemplated by any of the Transaction Documents or the Notes, nor the fulfillment of the terms thereof will conflict with or violate, result in a breach of or constitute a default under any organizational or other constituent document of or any statute applicable to the Company, the SPE or the Issuer or any law, order, rule or regulation applicable to the Company, the SPE or the Issuer of any court, regulatory body,


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

administrative agency or governmental body having jurisdiction over the Company, the SPE or the Issuer or the terms of any indenture, agreement, mortgage, deed of trust or other agreement or instrument to which the Company, the SPE or the Issuer is a party or by which any of them or any of their respective properties are bound.

                  (g) There are no actions, proceedings or investigations pending, or, to the knowledge of the Company or the SPE, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of any of the Transaction Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Company, the SPE or the Issuer of its obligations under, or the validity or enforceability of, any of the Transaction Documents or the Notes or (iv) that may adversely affect the Federal or state income, excise, franchise or similar tax attributes of the Notes.

                  (h) The issuance of the Notes pursuant to the Indenture and the sale of the Notes to the Initial Purchaser pursuant to this Agreement, the compliance by the Company, the SPE and/or the Issuer with the other provisions of the Transaction Documents and the Notes and the consummation of the other transactions herein or therein contemplated do not and will not, under any statute, regulation or rule of general applicability or any decision, order, decree or judgment of any judicial or other governmental body applicable to the Company or the Issuer, require the consent, approval, authorization, order, registration or qualification of or with any court or governmental authority except as have been obtained.

                  (i) No default exists on the part of the Company, the SPE or the Issuer and no event has occurred which, with notice, lapse of time or both, would constitute a default on the part of the Company, the SPE or the Issuer in the due performance and observance of any term, covenant or condition of any agreement to which the Company, the SPE or the Issuer is a party or by which any of them is bound, which default is or would be material to the financial condition, earnings, prospects, business or properties of the Company, the SPE or the Issuer or which would have an adverse effect on the transactions contemplated by the Transaction Documents.

                  (j) The Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").


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

                  (k) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Transaction Documents and the execution, delivery and sale of the Notes have been or will be paid at or prior to the Closing Date.

                  (l) The Memorandum as of its date will not, and any amendments thereof or supplements thereto, as of their respective dates will not, and as of the Closing Date the Memorandum as amended or supplemented, if amended or supplemented, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (m) The  Company  and the SPE  have  provided  to the  Initial
Purchaser all disclosure documents and trustee reports related to the Collateral, to the extent such disclosure documents and trustee reports are currently in the possession of the Company or the SPE and, upon request of the Initial Purchaser, will provide to it copies of any additional disclosure documents and pooling and servicing agreements or indentures related to the Collateral. Neither the Company nor the Issuer has any knowledge that any such disclosure documents or trustee reports are not true and correct in all material respects.

                  (n) The Indemnity Agreements described in Exhibit C hereto constitute the only indemnity or similar agreements procured by the Company relating to the Collateral which are in effect on the date hereof, except for two Indemnity Agreements dated August 30, 1995 and July 7, 1995 between the Company and Morgan Stanley & Co. Incorporated which, by their terms, is not assignable. With the foregoing exception, the Company has the power and authority to assign such agreements to the SPE, the SPE has the power and authority to assign them to the Issuer and the Issuer has the power and authority to assign them to the Trustee.

                  (o) Each Special Servicing Agreement is, and, to the extent a consent has been received by the Company, following the transfer of the Collateral to the SPE and then to the Issuer and thereafter the pledge thereof to the Trustee will be, in full force and effect and the Company is entitled to the benefits thereof and will exercise the rights provided therein on behalf of the Trustee. Consents have been received from Servicers with respect to approximately 72.1% of the aggregate Certificate Principal Balances of all of the Pooled Certificates as of the Pooled Certificate Information Date.


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

                  (p) The Notes meet the eligibility requirements set forth in Rule 144A(d)(3) under the Securities Act of 1933, as amended (the "Securities Act").

                  (q) None of the Company, the SPE nor the Issuer nor anyone acting on their behalf, has offered, transferred, pledged, sold or otherwise disposed of any Note of any Class, any interest in any Note of any Class or any other similar security of any of them to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Note of any Class, any interest in any Note of any Class or any such other similar security from, or otherwise approached or negotiated with respect to any Note of any Class, or any other similar security of the Company, the SPE or the Issuer or of any entity organized by the Company or the SPE, with any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Notes under the Securities Act or that would render the disposition of any Note of any Class by the Initial Purchaser in accordance herewith a violation of Section 5 of the Securities Act, or any state securities law, or require registration or qualification pursuant thereto, require qualification of the Indenture under the Trust Indenture Act or require registration of the Company or the Issuer under the Investment Company Act of 1940, as amended, nor will the Company, the SPE or the Issuer act, nor have any of them authorized or will any of them authorize any person to act, in such manner with respect to any Note of any Class.

                  (r) The representations and warranties of the Company, the SPE and the Issuer made or to be made in the Transaction Documents will be true and correct as of the Closing Date. Such representations and warranties are made for the benefit of the Initial Purchaser and each such representation and warranty is so incorporated herein by this reference.

                  (s) Immediately prior to the pledge to the Trustee pursuant to the Indenture, the Issuer will own the Collateral free and clear of any lien, claim or encumbrance created by the Company, the SPE or the Issuer.

                  (t) On the Closing Date all of the trust certificates issued by the Issuer will be held by the SPE and all outstanding securities of the SPE will be held by AIC.

                  (u) The SPE's business purpose is limited as described in its articles of incorporation and the SPE has one independent director.


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

                  3.       Purchase, Sale, and Delivery of Notes.

                  (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuer will sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuer, all of the Notes at a purchase price at least equal to the sum of (i) the Minimum Purchase Price, plus (ii) accrued interest for the number of days in March 1997 up to but not including the Closing Date based upon a year of 12 30-day months, plus (iii) the Issuer Portion of any Excess Proceeds, and less (iv) the Placement and Structuring Fee.

                  For these purposes the "Minimum Purchase Price" means the sum of the minimum purchase prices for each Class of Notes, as set forth on Annex I hereto. The "Placement and Structuring Fee" means 1.8% of the sum of (i) the Note Principal Balance of all of the Notes and (ii) the Imputed Principal Balance of the Equity Interest. "Excess Proceeds" means the positive excess, if any, of (A) the sum of (Y) the products of (i) the face amounts of the Class A, Class B and Class C Notes and (ii) the price equivalent of the respective average yield spread at pricing plus (Z) the face amount of the Class D Notes multiplied by their actual average percentage price over (B) the sum of (Y) the products of (i) the face amounts of the Class A, Class B and Class C Notes and
(ii) the price equivalent of the yield spread for each respective Class (+145 bps/10 year for the Class A Notes, +340 bps/10 year for the Class B Notes and +725 bps/10 year for the Class C Notes, based on the yield of the 6.25% 10-Year Treasury Note maturing February 15, 2007 as of February 20, 1997 of 6.387%) plus
(Z) 25% of the face amount of the Class D Notes. Yield spread shall be determined for purposes of the foregoing assuming 175% PSA, 75% loss recovery and 75% of the SDA curve. The "Issuer Portion of Excess Proceeds" means one third of any Excess Proceeds in excess of $1.6 million.

                  Certain expenses required to be paid by the Company pursuant to Section 6 hereof may be netted from the amounts paid to the Issuer hereunder. In addition, an amount estimated to be at least sufficient to pay principal and interest on the Notes and the Imputed Principal Payment and the Percentage Cash Flow Payment on the Equity Interest on the April 1, 1997 Payment Date shall be deducted from the amounts paid to the Issuer hereunder and provided to the Trustee for deposit on the Closing Date in the Payment Account. For purposes of determining the amount to be so deducted and deposited, it shall be assumed that there are no losses on the Mortgage Loans and that prepayments are at a rate of 225% PSA. As provided in the Indenture, such amounts shall be invested in

Eligible Investments. If such funds, including the proceeds of such Eligible Investments, exceed the amount required for the initial payment Date, the excess shall be paid to the Issuer on the Payment Date. If there are insufficient funds, the Issuer shall provide any such excess. AIC and the SPE agree to make such contributions as may be necessary to enable therefor.

                  (b) Delivery of and payment for each such Class of Notes being purchased hereunder (the "Closing") shall be made at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 on March 27, 1997 or such later date as to which the Initial Purchaser and the Company shall agree (such date and time of delivery and payment for the Notes being herein called the "Closing Date"). Delivery of the Notes shall be made to the Initial Purchaser through the book entry facilities of The Depository Trust Company against payment by the Initial Purchaser of the Purchase Price by the wire transfer of immediately available funds.

                  The Notes shall be issued in book entry form and in such permitted denominations as the Initial Purchaser may request not less than two Business Days (as defined in the Indenture) in advance of the Closing Date. The Company agrees to have the Notes available for inspection, checking and packaging by the Initial Purchaser in New York, New York, not later than 2:00 p.m. on the Business Day prior to the Closing Date.

                  The parties agree the settlement of the Notes sold pursuant to this Agreement shall take place on the terms set forth herein and not as set forth in Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  4. Subsequent Sales by the Initial Purchaser. It is understood that the Initial Purchaser proposes to sell the Notes to institutional investors which meet the qualifications to be "Qualified Institutional Buyers" as defined in Rule 144A promulgated under the Securities Act and to institutional Accredited Investors as defined in Rule 5.01(a)(1)-(3) or (7) of Regulation D under the Securities Act (such purchasers from the Initial Purchaser being referred to as the "Subsequent Purchasers" and, together with the Initial Purchaser, the "Purchasers") as set forth in the Memoranda.

                  5. Covenants of the Company, the SPE and the Issuer. The Company, the SPE and the Issuer covenant and agree with the Initial Purchaser that:

                  (a) In connection with the execution of this Agreement, the Company, the SPE and the Issuer will cause the Memorandum to be prepared setting forth the initial face amount of each Class of Notes covered thereby and their terms and such other information as the Initial Purchaser, the Company, the SPE and the Issuer deem appropriate in connection with the offering of the Notes.

                  (b) If at any time prior to the completion of the sale of the Notes by the Initial Purchaser, any event occurs as a result of which the Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Memorandum to comply with applicable law, the Company will notify the Initial Purchaser of the same and the Company will promptly cause to be prepared and delivered to the Initial Purchaser pursuant to paragraph (d) of this Section 5 an amendment or supplement that will correct such statement or omission or effect such compliance.

                  (c) Each of the Company, the SPE and the Issuer will immediately inform the Initial Purchaser (A) of the receipt by any of them of any communication from the Securities and Exchange Commission (the "SEC") or any state securities authority concerning the offering or sale of the Notes and (B) of the commencement of any lawsuit or proceeding to which the Company, the SPE or the Issuer is a party relating to the offering or sale of the Notes.

                  (d) Each of the Company, the SPE and the Issuer authorizes the Initial Purchaser to deliver to prospective Subsequent Purchasers copies of the Memorandum, any amendments thereof or supplements or exhibits thereto, and any information obtained pursuant hereto in connection with any offer or sale of the Notes by the Initial Purchaser in accordance herewith. In connection with such delivery of copies of the Memoranda, each of the Company, the SPE and the Issuer agrees to furnish the Initial Purchaser, without charge, with as many copies of the Memoranda and any amendment or supplement thereto as the Initial Purchaser may reasonably request during the period from the first date of the offering of the Notes until the completion of the sale thereof.

                  (e) The Company, the SPE and the Issuer will use their reasonable best efforts to arrange for the qualification of each Class of Notes for sale under the laws of such jurisdictions as the Initial Purchaser may designate, will maintain such qualifications in effect so


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

         long as required for the sale of each Class of Notes and will arrange for the determination of the legality of each Class of Notes for purchase by institutional investors. The Company, the SPE and the Issuer will advise promptly the Initial Purchaser of the receipt by the Company, the SPE or the Issuer of any notification with respect to the suspension of the qualification of any Class of Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (f) Until such time as the Initial Purchaser shall have sold all of the Notes purchased by it on the Closing Date, the Company will make available to prospective Subsequent Purchasers of such Notes the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Notes, the condition (financial or otherwise) of the Issuer and any other matters relating to the matters described in the Memoranda and the transactions contemplated hereby and in obtaining any additional information and documents that the Company, the SPE or the Issuer possesses or can acquire without unreasonable effort or expense with respect to any of the foregoing.

                  (g) For so long as any Class of Notes is outstanding, (1) the Company will provide or cause to be provided to any holder of Notes of any Class and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information ("Rule 144A Information") required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Company shall update or shall cause to be updated such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of the Notes conducted in accordance with Rule 144A.

                  (h) For a period from the date of this Agreement until the retirement of all Classes of Notes, the Company or the Issuer will deliver or cause to be delivered to the Initial Purchaser the annual statement of compliance and the annual independent certified public accountants' report furnished to the Trustee or the Owner Trustee pursuant to the Transaction Documents, as soon as such statements and reports are furnished to the Trustee or the Owner Trustee.


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

                  (i) So long as any Class of Notes is outstanding, the Company or the Issuer will furnish or cause to be furnished to the Initial Purchaser (A) as soon as practicable after the end of the fiscal year, all documents required under the Indenture to be distributed to the holders of each Class of Notes and (B) from time to time, any information concerning the Company or the Issuer filed with any government or regulatory authority which is otherwise publicly available, as the Initial Purchaser may reasonably request.

                  (j) To the extent, if any, that the ratings to be provided with respect to certain Classes of Notes by Moody's Investors Service, Inc. ("Moody's") are conditional upon the furnishing of documents or the taking of any other actions, the Company, the SPE and the Issuer shall cooperate in all reasonable respects in connection with furnishing such documents and taking any such other actions. At the time any document is delivered by any of the Company, the SPE or the Issuer to Moody's, a copy of such document shall be provided to the Initial Purchaser.

                  6.       Payment of Fees and Expenses.

                  The Company shall be responsible for and shall pay all of the third party fees and expenses under the Transaction Documents, whether incurred on behalf of itself, the SPE, the Issuer or the Initial Purchaser, including, without limitation: (i) the preparation of the Transaction Documents; (ii) the preparation, issuance and delivery of the Notes to the Initial Purchaser; (iii) the fees, disbursements and expenses of the Company's, the SPE's, the Issuer's and the Initial Purchaser's counsel and accountants; (iv) the qualification of the Notes under state securities laws in accordance with the provisions of
Section 5(e), including filing fees and the fees and disbursements of counsel for the Initial Purchaser in connection therewith and in connection with the preparation of any related blue sky survey; (v) the printing and delivery to the Initial Purchaser of copies of the Memoranda; (vi) any fees charged by Moody's for the ratings of certain Classes of the Notes; (vii) the upfront fees of the Trustee under the Indenture; (viii) the upfront fees of the Owner Trustee under the Trust Agreement; (ix) the fees and expenses of Peabody & Arnold incurred in connection with the transfer of the Collateral to the Trustee; (x) any recording fees to be paid in connection with the transactions contemplated by the Transaction Documents; and (xi) any upfront fee to a Tax Administrator for the preparation of tax documents in connection with the Notes (collectively, the "Transaction Expenses").

                  7. Representations, Warranties, and Agreements of the Initial Purchaser. The Initial Purchaser represents and warrants to, and agrees with, the Company, as of the date hereof and as of the Closing Date, that:

                  (a) The Initial Purchaser understands that the Notes have not been and will not be registered under the Securities Act, in reliance upon an exemption therefrom, or registered or qualified under the securities or "Blue Sky" laws of any state.

                  (b) This Agreement has been duly authorized, executed and delivered by the Initial Purchaser.

                  (c) The Initial Purchaser is a Qualified Institutional Buyer.

                  (d) The Initial Purchaser has advised the Company that the Initial Purchaser is purchasing the Notes for its own account and presently intends (but has no obligation) to reoffer and resell all or a portion of the Notes at any time or from time to time to institutional investors which are Qualified Institutional Buyers or Accredited Investors. The Initial Purchaser agrees that it will comply with applicable laws and the transfer restrictions in the Indenture in offering the Notes and will not make a public offering of any Class of the Notes, and that the Initial Purchaser will not reoffer or resell the Notes in a manner which would render the issuance and sale of any Class of the Notes, whether or not considered together with any other such resale, a violation of the Securities Act or any state securities or "Blue Sky" laws or require registration pursuant thereto.

                  8. Conditions of the Obligations of the Initial Purchaser. The obligations of the Initial Purchaser to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Company and the SPE contained or incorporated herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of officers of the Company and the SPE made pursuant to the provisions hereof, to the performance by the Company and the SPE of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) Each of the Company and the SPE shall have delivered to the Initial Purchaser a certificate, dated the Closing Date, of a senior executive officer acceptable to the Initial Purchaser, to the effect that such officer has carefully examined this Agreement and the Memorandum and that, to the best of such officer's knowledge after due inquiry and reasonable investigation (i) the representations and warranties of the Company and the SPE, as applicable, in this Agreement and in the case of the Company in the Trust

Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Company and the SPE have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and
(iii) nothing has come to the attention of such officer that would lead such officer to believe that the Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) On the Closing Date, the Transaction Documents and all Classes of the Notes shall have been duly authorized, executed and delivered by the parties thereto (other than the Initial Purchaser), shall be in full force and effect and no default shall exist thereunder on the part of the Company, the SPE or the Issuer, and the Trustee shall have received a fully executed copy thereof or, with respect to the Notes, a conformed specimen of each Class thereof. The Transaction Documents and the Notes shall be in all material respects in the forms theretofore provided to the Initial Purchaser.

                  (c) The Initial Purchaser shall have received from Bartlit, Beck, Herman, Palenchar & Scott, special counsel for the Company, the SPE and the Issuer, favorable opinions, dated the Closing Date and reasonably satisfactory in form and substance to the Initial Purchaser and its counsel, substantially to the effect that:

                  (i) The SPE has been duly organized and each of the Company and the SPE is validly existing and in good standing under the laws of the State of its organization with the power and authority to own its assets and to conduct its business as such assets are then owned and such business is then conducted, and, in each case, as contemplated by the Transaction Documents to which it is a party, and to enter into and perform its obligations under the Transaction Documents to which it is a party.

                  (ii) Each Transaction Document to which the Company or the SPE is a party has been duly and validly authorized, executed and delivered by the Company and/or the SPE, as applicable, and each constitutes the legal, valid and binding agreement of the Company and/or the SPE, as applicable, enforceable against the Company and/or the Issuer, as applicable, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law) and subject, in the case of this Agreement, to public policy constraints regarding indemnification.

                  (iii) With respect to each Transaction Document to which the Issuer is a party and assuming that such Transaction Document has been duly authorized, executed and delivered by the Issuer, such Transaction Document constitutes the legal, valid and binding agreement of the Issuer enforceable against the Issuer in accordance with its terms subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law) and subject, in the case of this Agreement, to public policy constraints regarding indemnification.

                  (iv) When the Notes have been duly executed, delivered and authenticated in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be validly issued, outstanding and entitled to the benefits of the Indenture, except that
         (A) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (v) None of the execution and delivery of the Transaction Documents to which the Company, the SPE or the Issuer is a party, or consummation of the transactions contemplated by either the Transaction Documents or the Notes, or the grant of the security interest pursuant to the Indenture will (A) conflict with or violate, or result in a breach of or constitute a default under any organizational or other constituent document of or, to such counsel's knowledge, any statute currently applicable to the Company, the SPE or the Issuer, as applicable, or, to such counsel's knowledge, any order, rule or regulation currently applicable to the Company or the Issuer, as the case may be, of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, the SPE or the Issuer, as the case may be, or (B) to such counsel's knowledge, conflict with or violate, result in a material breach of or constitute a material default under the terms of any indenture, agreement, mortgage, deed of trust or other agreement or instrument to which the Company, the SPE or the Issuer is a party or by which the Company, the SPE or the Issuer or any of their respective properties are bound.

                  (vi) To such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (1) asserting the invalidity of any of the Transaction Documents or any Class of the Notes, (2) seeking to prevent the issuance of any Class of the Notes or the consummation of any of the transactions contemplated by any of the Transaction Documents or
         (3) seeking any determination or ruling that might materially and adversely affect the performance by the Company, the SPE or the Issuer of their respective obligations under, or the validity or enforceability of, any of the Transaction Documents or any Class of the Notes.

                  (vii) The issuance of the Notes pursuant to the Indenture and the sale of each Class of the Notes to the Initial Purchaser pursuant to this Agreement, the compliance by the Company, the SPE and the Issuer, as applicable, with the Transaction Documents and the Notes and the consummation of the other transactions herein or therein contemplated do not and will not require the consent, approval, authorization, order, registration or qualification of or with any court or governmental authority, except such approvals as have been obtained, and such as may be required under state securities laws or "blue sky" laws of any jurisdiction in connection with the purchase and distribution by the Initial Purchaser of the Notes.

                  (viii) The Indenture is not required to be qualified under the Trust Indenture Act.

                  (ix) The offer and sale of the Notes to the Initial Purchaser and to persons purchasing directly from the Initial Purchaser in connection with the Initial Purchaser's initial sale of each such Class of the Notes, in each case in the manner and under the circumstances contemplated by the Memorandum, the Indenture and this Agreement are not transactions requiring registration of any Class of the Notes under the Securities Act.

                  (x) Following execution and delivery of all of the Transaction Documents, all of the Company's and the SPE's right, title and interest in and to the Pooled Certificates have been conveyed to the Issuer and the Issuer has duly and validly pledged, assigned and, with the exception of three lost Pooled Certificates described in the Memorandum, delivered the Pooled Certificates (whether by book entry or by physical delivery) to the Trustee and the Trustee has acquired a perfected first priority security interest in the Collateral, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance of which such counsel has notice.

                  (xi) The Company is not, and neither the SPE nor the Issuer will become, as a result of the transactions contemplated in the Indenture and this Agreement, an "investment company" that is registered or is required to be registered under the Investment Company Act (or an "affiliated person" of any such "affiliated person") as such terms are defined in the Investment Company Act.

                  Such opinion may: (a) express its reliance as to factual matters on certificates of government officials and the representations and warranties made by, and on the certificates or other documents furnished by, officers of the parties to the Transaction Documents; (b) assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company and the SPE; and (c) be based upon assumptions and subject to qualifications typically made by Bartlit Beck Herman Palenchar & Scott with respect to the opinion described in clause
(x) above. Alternatively, the opinion in clause (x) or the portion thereof governed by Massachusetts law may be rendered by Peabody & Arnold. "To such counsel's knowledge" shall mean the actual knowledge of the Bartlit Beck Herman Palenchar & Scott attorneys involved in the representation of the Company, the SPE and the Issuer in connection with the transactions contemplated hereby, without independent investigation. Bartlit Beck Herman Palenchar & Scott may rely on special Maryland counsel as to matters of Maryland law and on counsel to the Owner Trustee as to matters of Delaware law as they pertain to the Issuer and on Peabody & Arnold as to matters of Massachusetts law.

                  Such counsel shall also confirm that nothing has come to the attention of such counsel that would lead such counsel to believe that the Memorandum, as of its date, and at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial statements, schedules and other numerical, financial and statistical data contained therein, and the matters referred to in the second full paragraph of Section 8(g) of this Agreement as to which such counsel need express no view).

                  (d) The Initial Purchaser shall have received from Peabody & Arnold, counsel to the Trustee, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to the Initial Purchaser and its counsel, to the effect that:

                  (i) The Trustee has been duly organized and is validly existing and in good standing as a banking corporation under the laws of the Commonwealth of Massachusetts, with full power and authority to execute and deliver the Transaction Documents to which it is a party and perform its obligations thereunder.

             (ii) The Indenture has been duly and validly  authorized,  executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee enforceable against the Trustee in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

            (iii) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or the Commonwealth of Massachusetts is required for the execution, delivery or performance by the Trustee of the Indenture.

             (iv) Neither the authentication and delivery of each Class of the Notes by the Trustee nor the execution and delivery by the Trustee of the Indenture and the performance by the Trustee of the respective terms thereof conflict with or result in a violation of (A) any law or regulation of the United States of America or the Commonwealth of Massachusetts governing the banking or trust powers of the Trustee and
         (B) the charter documents or by-laws of the Trustee.

             (v) Each Class of the Notes have been duly authenticated and delivered by the Trustee in accordance with the Indenture.

             (vi) To the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Transaction Documents.

                  (e) The Initial Purchaser shall have received from Richards, Layton & Finger, counsel to the Owner Trustee, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to the Initial Purchaser and its counsel, to the effect that:

                  (i) The Owner Trustee is a Delaware banking corporation duly incorporated and validly existing under the laws of the State of Delaware.

                  (ii) The Owner Trustee has the full power and authority to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement and the transactions contemplated thereby.

                  (iii) The execution and delivery of the Trust Agreement by the Owner Trustee and the performance by the Owner Trustee of its obligations under the Trust Agreement have been duly authorized by all necessary action of the Owner Trustee and the Trust Agreement has been duly executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms, except as the enforceability thereof may be (a) limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the rights of creditors generally, and (b) subject to general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (iv) The execution and delivery by the Owner Trustee of the Trust Agreement and the consummation by the Owner Trustee of the transactions contemplated thereby do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority of the State of Delaware which has not been obtained or done.

                  (v) Neither the consummation by the Owner Trustee of the transactions contemplated in the Trust Agreement, nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under the articles of organization, by-laws or other organizational documents of the Owner Trustee.

                  Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Initial Purchaser. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States of America governing the banking and trust powers of WTC and the laws of the State of Delaware.

                  (f) The Initial Purchaser shall have received an opinion of Richards, Layton & Finger, special Delaware counsel for the Issuer, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and its counsel, to the effect that:

                  (i) The Trust Agreement is the legal, valid and binding agreement of the Owner Trustee, the Company and the SPE, enforceable against the Owner Trustee, the Company and the SPE in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (ii) The Certificate of Trust has been duly filed with the Secretary of State of the State of Delaware. The Issuer has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act.

                  (iii) The Issuer has the power and authority under the Trust Agreement and the Delaware Business Trust Act to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, the Notes and the Trust Certificates.

                  (iv)  The  Issuer  has  duly   authorized   and  executed  the
         Transaction Documents to which it is a party, the Notes and the Trust Certificates.

                      (v) The Issuer has the power under the Trust Agreement and the Delaware Business Trust Act to pledge the Trust Estate to the Trustee as security for the Notes.

                     (vi) The Trust Certificates have been executed, and delivered by the Owner Trustee on behalf of the Trust upon the order of the Company in accordance with the Trust Agreement and when delivered to and paid for pursuant to the Trust Agreement, the Trust Certificates will be validly issued and outstanding, and the holders of record of such Certificates will be entitled to the benefits accorded by the Trust Agreement subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                    (vii) The Notes have been authorized, executed and delivered by the Owner Trustee on behalf of the Trust upon the order of the Company in accordance with the Trust Agreement and the Indenture.

                   (viii) To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the "Delaware UCC") is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by the Indenture in the Issuer's rights in the Indemnity Agreements and other general intangibles has been duly created and has attached, upon the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware, the Trustee will have a perfected security interest in the Trust's rights in such Indemnity Agreements and other general intangibles and the proceeds thereof; and such security interest will be prior to any other security interest granted by the Issuer that is perfected solely by the filing of financing statements under the Delaware UCC.

                     (ix) No re-filing or other action is necessary under the Delaware UCC in the State of Delaware in order to maintain the perfection of the security interest referenced above except for the filing of continuation statements at five-year intervals.

                      (x) Under ss. 3805(b) of the Delaware  Business Trust Act,
         no creditor of any holder of Trust Certificates shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                     (xi) Under ss. 3805(c) of the Delaware Business Trust Act, and assuming that good title to the assets referred to therein is conveyed to the Issuer pursuant to the Trust Agreement as a true contribution and not as a security arrangement, the Issuer, rather than any holder of the Trust Certificates, is the owner of such assets subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                    (xii) The execution and delivery by the Owner Trustee on behalf of the Issuer, of the Transaction Documents to which the Issuer is a party do not require any consent, approval or authorization of, or any registration or filing with, any governmental authority of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State.

                   (xiii) Neither the consummation by the Issuer of the transactions contemplated by the Trust Agreement or, the transactions contemplated by the Transaction Documents to which the Trust is a party nor the fulfillment of the terms thereof by the Issuer will conflict with or result in a breach or violation of any law of the State of Delaware.

                  Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Initial Purchaser. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Delaware.

                  (g) The Initial Purchaser shall have received from Stroock & Stroock & Lavan LLP, counsel for the Initial Purchaser, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and shall include therein an opinion substantially to the effect that:

                  The statements in the Memorandum under the headings "SUMMARY -- ERISA Considerations," "ERISA CONSIDERATIONS" and "CERTAIN FEDERAL INCOME TAX CONSEQUENCES", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and provide a fair and accurate summary of such law or conclusions.

                  (h) The Initial Purchaser shall have received from E&Y, Kenneth Levanthal certified public accountants, letters, dated as of the date of the Memorandum and as of the Closing Date, respectively, and satisfactory in form and substance to the Initial Purchaser and its counsel to the effect that they have performed certain specified procedures, all of which have been agreed to by the Initial Purchaser, as a result of which the Initial Purchaser has determined that certain information set forth in the Memorandum agrees with calculations performed by such accountants.

                   (i) The Notes shall have been rated as follows by Moody's:

Class of Notes                                             Moody's Rating
--------------                                             --------------

Class A Notes                                              "Baa3"
Class B Notes                                              "Ba2"
Class C Notes                                              "B3"
Class D Notes                                              Unrated

                  (j) The Initial Purchaser shall have received a certificate of the Trustee, as to the due authorization, execution and delivery of the Indenture and each Class of the Notes.

                  (k) Bartlit Beck Herman Palenchar & Scott and/or Peabody & Arnold shall have provided such true sale, first perfected security interest and/or non-consolidation opinions to Moody's as it shall have requested. The Initial Purchaser shall have received any and all opinions of counsel supplied to Moody's in connection with the rating of certain Classes of the Notes. Any such opinions shall be addressed to the Initial Purchaser or shall indicate that the Initial Purchaser may rely on such opinions as though they were addressed to the Initial Purchaser, and shall be dated the Closing Date.

                  (l) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incidental hereto and thereto, shall be reasonably satisfactory in form and substance to the Initial Purchaser and its counsel, and the Initial Purchaser and its counsel shall have received such information, certificates and documents as they may reasonably request.

                  If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and its counsel, this Agreement and all obligations of the Initial Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchaser. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

                  9.       Indemnification and Contribution.

                  (a) The Company and the SPE jointly and severally agree to indemnify and hold harmless the Initial Purchaser against all losses, claims, damages, or liabilities, joint or several, to which the Initial Purchaser may become subject, under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or any Rule 144A Information provided by the Company, the SPE or the Issuer to any holder or prospective purchaser of any Class of the Notes pursuant to Section 5(a)(vi), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, or action; provided, however, that (i) the Company and the SPE shall not be liable for any indemnification obligation pursuant to this Section 9(a) to the extent but only to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum or any Rule 144A Information provided by the Company or the Issuer to any holder or prospective purchaser of any Class of the Notes pursuant to Section 5(g), or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company, the SPE or the Issuer by the Initial Purchaser specifically for use in the preparation thereof, and (ii) such indemnity with respect to the Memorandum shall not inure to the benefit of the Initial Purchaser (or any person controlling the Initial Purchaser) from whom the person asserting any such loss, claim, damage or liability purchased such Class of the Notes which are the subject thereof if such person did not receive, in the event it is amended or supplemented, the Memorandum as amended or supplemented at or prior to the confirmation of the sale of such Class of the Notes to such person, if such Memorandum as amended or supplemented was timely forwarded to the Initial Purchaser as required by this Agreement and the untrue statement or omission of a material fact contained in such Memorandum was corrected in the Memorandum as amended or supplemented.

                  (b) The Initial Purchaser will indemnify and hold harmless the Company, the SPE and the Issuer against any losses, claims, damages, or liabilities to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company, the SPE or the Issuer by the Initial Purchaser specifically for use in the preparation thereof, and will reimburse the Company, the SPE or the Issuer for any legal or other expenses reasonably incurred by the Company or the Issuer in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that in no case shall the

Initial Purchaser be liable or responsible for any amount in excess of the sum of the Placement and Structuring Fee and the Excess Proceeds in excess of the Issuer Portion of the Excess Proceeds received by the Initial Purchaser pursuant to this Agreement. The Company, the SPE and the Issuer and the Initial Purchaser acknowledge that the only information furnished to the Company, the SPE or the Issuer by the Initial Purchaser specifically for use in the preparation of the Memorandum is the information under the heading "PLAN OF DISTRIBUTION" in the Memorandum.

                  (c) Promptly after receipt by an indemnified  party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (unless such failure to notify materially prejudices the indemnifying party or its ability to defend against such claim). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that the indemnifying party may elect, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate firm plus appropriate local counsel, approved by the Initial Purchaser in the case of paragraph (a) of this
Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, but if settled with such consent, the indemnifying party shall indemnify the indemnified party from and against any indemnifiable losses, claims, damages and liabilities by reason of such settlement. No indemnifying party who has elected to assume the defense of such action shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the SPE and the Issuer on the one hand and the Initial Purchaser on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the SPE and the Issuer on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the SPE and the Issuer on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the Gross Proceeds from the offering of the Notes (before deducting expenses) received by the Company and the Issuer bear to the sum of the Placement and Structuring Fee and the Excess Proceeds in excess of the Issuer Portion of the Excess Proceeds (before deducting expenses) received by the Initial Purchaser. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the SPE and the Issuer on the one hand or the Initial Purchaser on the other and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The Company, the SPE, the Issuer and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the Underwriting Fees. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company, the SPE and the Issuer under this Section 9 shall be in addition to any liability which the Company, the SPE or the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act.

                  10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or the Issuer or their respective officers and of the Initial Purchaser set forth in or made pursuant to this Agreement or contained in certificates of officers of the Company, the SPE, the Issuer or the Initial Purchaser submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Initial Purchaser or of the Company, the SPE or the

Issuer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. The provisions of Sections 6 and 9 hereof shall survive the termination or cancellation of this Agreement.

                  11. No Bankruptcy Filing. Each of the Company, the SPE and the Initial Purchaser agrees not to cause the filing of a petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer until at least 91 days after the payment in full of all Classes of the Notes issued under the Indenture. The Company will not institute against the SPE any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law.

                  12. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser by notice given to the Company, the SPE and the Issuer prior to delivery of and payment for the Notes if there has occurred any of the following: (i) any suspension or limitation of trading in securities generally on the New York or American Stock Exchanges, or any setting of minimum or maximum prices or maximum ranges for trading of securities shall have been required on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the SEC or any other governmental authority having jurisdiction; (ii) any declaration of a banking moratorium by Federal or New York authorities or of any banking moratorium in foreign exchange trading by major international banks or persons; or (iii) any outbreak or escalation of major hostilities in which the United
States is involved or any declaration of war by Congress, or any other substantial national or international calamity or emergency if, in the judgment of the Initial Purchaser, the effect of any such change makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes.

                  13. Notices. All communications hereunder shall be in writing and effective only on receipt, and if sent to the Initial Purchaser shall be delivered, mailed or telecopied and confirmed to the Initial Purchaser at Bear, Stearns & Co. Inc. at 245 Park Avenue, New York, New York 10167, Attention: Sara
M. Bonesteel (facsimile number: (212) 272-2718), with a copy in the case of communications under Section 10 to Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attention: Lois L. Weinroth, Esq. (facsimile number: (212) 806-6006); if to the Company or the SPE, shall be delivered, mailed or telecopied and confirmed to Asset Investors Corporation, or Asset Investors Secured Financing Corporation, 3600 South Yosemite Street, Suite 350,

Denver, Colorado 80237 Attention: Kevin Nystrom (facsimile number: (303) 771-3461); and if to the Issuer, shall be delivered, mailed or telecopied and confirmed to Structured Mortgage Trust 1997-1, c/o Wilmington Trust Company, as Owner Trustee, 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890-0001 Attention: Corporate Trust Administration (facsimile number:
(302) 651-8882), with a copy to the Company at the above address.

                  14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 10 and no other person will have any right or obligations hereunder.

                  15. Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  16. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

                  17. Amendment. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  18. Headings. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  19. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  20.   Counterparts.   This   Agreement   may  be  executed  in
counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

                  21. Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust company, not individually or personally but solely as trustee of Structured Mortgage Trust 1997-1 under the Trust Agreement dated as of March 26, 1997, with Asset Investors Corporation, as Depositor, and Asset Investors Secured Financing Corporation, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Company, the Issuer and the Initial Purchaser in accordance with its terms.

                            Very truly yours,

                            ASSET INVESTORS CORPORATION

                            By:  /s/ Leslie B. Fox
                               ---------------------------------------
                               Name:  Leslie B. Fox
                               Title:  President and Chief Operating Officer

                            ASSET INVESTORS SECURED
                                FINANCING CORPORATION

                            By:  /s/ Leslie B. Fox
                               ---------------------------------------
                               Name:  Leslie B. Fox
                               Title:  President and Chief Operating Officer

                            STRUCTURED MORTGAGE TRUST 1997-1

                            By:  WILMINGTON TRUST COMPANY
                                    not in its individual
                                    capacity but as Owner
                                    Trustee


                            By:_________________________
                                Name:  _________________
                                Title:  ________________





The foregoing Note Purchase
Agreement is hereby confirmed
and accepted as of the date
first written above.

BEAR, STEARNS & CO. INC.



By: /s/ Thomas Marano
    --------------------------
    Name:
    Title: